SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                Commission Only (as permitted by
[_]  Definitive Additional Materials           Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-12


                          PAX WORLD BALANCED FUND, INC.
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required
   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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   [_]  Fee paid previously with preliminary materials:

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

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         (2)  Form, Schedule or Registration no.:

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         (3)  Filing party:

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         (4)  Date filed:

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



                                PRELIMINARY COPY





                                [PAX WORLD LOGO]




                          PAX WORLD BALANCED FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 12, 2003









                                PRELIMINARY COPY

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

President's Letter.........................................................  -

Notice of Annual Meeting...................................................  -

Proxy Statement............................................................  -

Proposal 1 -   To Elect a Board of Eight Directors.........................  -

Proposal 2 -   To Ratify the Selection of Ernst & Young LLP as Independent
               Public Accountants of the Fund..............................  -

Proposal 3 -   To Amend the By-laws of the Fund and to Approve Certain
               Changes to the Fund's Fundamental Investment Policies to
               Permit the Fund to Invest in the Securities of Other
               Registered Investment Companies (including the Pax World
               Money Market Fund), within certain limits...................  -

               Required Vote; Reasons for the Directors' Approval..........  -

               Recommendation..............................................  -

Other Business.............................................................  -

Expenses of Proxy Solicitation.............................................  -

Shareholder Proposals......................................................  -

Security Ownership of Certain Beneficial Owners and Management.............  -

Householding of Annual Meeting Materials...................................  -

Additional Information.....................................................  -

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853


To the Pax World Balanced Fund Shareholders:

         As an investor in the Pax World Balanced Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The purpose of the Meeting is for the Shareholders (i) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003, (iii) to amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest in the securities of other registered investment companies (including the Pax World Money Market Fund), within certain limits, and (iv) to transact such other business as may properly come before the Meeting.

         In this year's proxy, we are asking you to vote on an amendment to the Fund's By-laws and fundamental investment policies. Proposal 3 concerns the Fund's ability to invest in the securities of other registered investment companies (including the Pax World Money Market Fund), within certain limits. During the past year, the Fund identified several attractive investment opportunities, but was unable to take advantage of them due to the Fund's restriction on investments in other investment companies, other than the Pax World Money Market Fund. These opportunities included certain financial service companies that are either registered investment companies or affiliated with registered investment companies or were identified in connection with the Fund's commitment to assist in community development projects and its goal to invest approximately one percent of its assets in such projects. Given the nature of certain of these investment opportunities and the Fund's commitment in this regard, the Board of Directors of the Fund believes that the Fund's inability to invest in other registered investment companies unduly limits the portfolio manager's ability to invest the Fund's assets. It is equally important to stress, however, that nothing will be changed in the social and economic criteria of the Fund as a result of these proposed changes. The Pax World Fund Family will continue to be a leader in socially responsible investing. In fact, the Board of Directors of the Fund believes that the proposed changes to the Fund's By-laws and fundamental investment policies will enhance the financial services provided by the Pax World Fund Family. Accordingly, the Board of Directors of the Fund has approved these changes to the Fund's By-laws and fundamental investment policies and recommends that the Shareholders similarly vote in favor. We are asking, therefore, for your approval to permit the Fund to invest, to the extent permitted by law, in other registered investment companies (including the Pax World Money Market Fund), within the limits set forth in this proxy statement.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                        Sincerely,

                                                        /s/ Thomas W. Grant

                                                        THOMAS W. GRANT
                                                        President

April 18, 2003
Portsmouth, NH

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 12, 2003


         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Balanced Fund, Inc. (the "Fund") will be held at 10:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801 for the following purposes:

         (1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003;

         (3) To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest in the securities of other registered investment companies (including the Pax World Money Market Fund), within certain limits; and

         (4) To transact such other business as may properly come before such Meeting or any adjournment thereof.

         The close of business on April 14, 2003 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                            By Order of the Board of Directors

                                            /s/ Lee D. Unterman

                                            LEE D. UNTERMAN
                                            Secretary

April 18, 2003
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Balanced Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 14, 2003, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were __________ shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Pannell Kerr Forster PC, the Fund's current independent public accountants, and Ernst & Young LLP, the independent public accountants selected by the Board of Directors for the year ending December 31, 2003, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2, 3 and 4 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2, 3 and 4. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 12, 2003 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting.

         This Proxy Statement has been mailed on or about the date hereof pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year that ended December 31, 2002 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxworld.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

         As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.


PROPOSAL 1 -- TO ELECT A BOARD OF EIGHT DIRECTORS

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at eight. It is intended that the accompanying proxy will be voted for the election as Directors of the eight nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. The nominees set forth in the first table below (Interested Nominees) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with Pax World Management Corp., the Fund's investment adviser (the "Adviser"), and/or H. G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Fund may use to execute brokerage transactions ("H. G. Wellington"). The nominees in the second table (Disinterested Nominees) are not considered interested persons and have no affiliation with the Adviser or H. G. Wellington. None of the directors or officers of the Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

--------------------------------------------------------------------------------------------------------------------
Interested Nominees
--------------------------------------------------------------------------------------------------------------------
                                       Position(s) Held                                              Number of
                                      with the Pax World                                         Portfolios in the
                                         Fund; Term of        Principal Occupation(s) During      Pax World Fund
                                     Office(1) and Length         Past 5 Years and Other        Family Overseen by
       Name, Address and Age            of Time Served      Directorships Held by the Nominee       the Nominee
------------------------------------ ---------------------- ----------------------------------- --------------------
Thomas W. Grant  (2)                 Vice Chairman of the   Mr. Grant is the Vice Chairman of             3
14 Wall Street                       Board of Directors     the Board and President of Pax World
New York, NY  10005;                 and President - Pax    Balanced Fund, Inc. (1996-present),
(61)                                 World Balanced Fund,   the President of Pax World Growth
                                     Inc. (1996-present)    Fund, Inc. (1997-present), Pax World
                                                            High Yield Fund, Inc. (1998-present),
                                                            Pax World Money Market Fund, Inc.
                                     President; Director    (1998-present), Pax World
                                     - Pax World Growth     Management Corp. (1996-present),
                                     Fund, Inc.             and H. G. Wellington & Co., Inc.
                                     (1997-present); and    (1991-present). Mr. Grant has been
                                                            associated with H. G. Wellington &
                                     President; Director    Co., Inc. since 1991 and served
                                     - Pax World High       previously with the firm of
                                     Yield Fund, Inc.       Fahnestock & Co. for twenty-six
                                     (1999-present).        years as a partner, managing
                                                            director and senior officer. His
                                                            duties encompassed branch office
                                                            management, corporate finance,
                                                            syndications and municipal and
                                                            corporate bonds. Mr. Grant is a
                                                            graduate of the University of North
                                                            Carolina (BA).

------------------------------------ ---------------------- -------------------------------------- -----------------
Laurence A. Shadek  (2)              Chairman of the        Mr. Shadek is the Chairman of the             3
14 Wall Street                       Board of Directors;    Board of Directors of Pax World
New York, NY  10005;                 Director - Pax World   Balanced Fund (1996-present), Pax
(53)                                 Balanced Fund, Inc.    World Growth Fund, Inc.
                                     (1996-present);        (1997-present), and Pax World High
                                                            Yield Fund, Inc. (1999-present), an
                                     Chairman of the        Executive Vice President of Pax
                                     Board of Directors;    World Money Market Fund, Inc.
                                     Director - Pax World   (1998-present), the Chairman of the
                                     Growth Fund, Inc.      Board of Pax World Management Corp.
                                     (1997-present); and    (1996-present), and an Executive
                                                            Vice-President of H. G. Wellington &
                                     Chairman of the        Co., Inc. (1986-present).  Mr.
                                     Board of Directors;    Shadek, together with members of his
                                     Director - Pax World   family, owns substantially all of
                                     High Yield Fund,       the outstanding shares of capital
                                     Inc. (1999-present).   stock of Pax World Management Corp.
                                                            and a 25.07% interest in H. G.
                                                            Wellington & Co., Inc.  Mr. Shadek
                                                            has been associated with H. G.
                                                            Wellington & Co., Inc. since March
                                                            1986 and was previously associated
                                                            with Stillman, Maynard & Co., where
                                                            he was a general partner.  Mr.
                                                            Shadek's investment experience
                                                            includes twelve years as a limited
                                                            partner and Account Executive with
                                                            the firm Moore & Schley.  Mr. Shadek
                                                            is a graduate of Franklin & Marshall
                                                            College (BA) and New York
                                                            University, School of Graduate
                                                            Business Administration (MBA).  Mr.
                                                            Shadek is a member of the Board of
                                                            Trustees of Franklin & Marshall
                                                            College.

------------------------------------ ---------------------- -------------------------------------- -----------------

--------------------------------------------------------------------------------------------------------------------
Disinterested Nominees
--------------------------------------------------------------------------------------------------------------------
                                       Position(s) Held                                              Number of
                                      with the Pax World                                         Portfolios in the
                                         Fund; Term of        Principal Occupation(s) During      Pax World Fund
                                     Office(1) and Length         Past 5 Years and Other        Family Overseen by
       Name, Address and Age            of Time Served      Directorships Held by the Nominee       the Nominee
------------------------------------ ---------------------- ----------------------------------- --------------------
Carl H. Doerge, Jr.  (3)             Director - Pax World   Mr. Doerge has been a private                 3
867 Remsen Lane                      Balanced Fund, Inc.    investor since 1995.  Prior to that,
Oyster Bay, NY 11771; (64)           (1998-present);        Mr. Doerge was Executive Vice
                                                            President and Managing Director of
                                     Director - Pax World   Smith Barney for approximately
                                     Growth Fund, Inc.      twenty-four years.  Mr. Doerge is a
                                     (1997-present); and    Member of the Board of Trustees, the
                                                            Deputy Mayor and the Police
                                     Director - Pax World   Commissioner of the Village of Upper
                                     High Yield Fund,       Brookville, New York.   Mr. Doerge
                                     Inc. (1999-present).   is also a Member of the Board of
                                                            Directors and the Chairman of the
                                                            Investment Committee of St. Johnland
                                                            Nursing Home located in Kings Park,
                                                            New York.

------------------------------------ ---------------------- -------------------------------------- -----------------
James M. Large, Jr.  (3)             Director - Pax World   Mr. Large is the Chairman Emeritus            3
c/o Dime Bancorp, Inc.               Balanced Fund          of Dime Bancorp, Inc.
589 Fifth Avenue                     (2001-present);        (1998-present).  Prior to that, Mr.
New York, NY  10017;                                        Large was the Chairman (1995-1997)
(70)                                 Director - Pax World   and Chief Executive Officer
                                     Growth Fund, Inc.      (1995-1996) of Dime Bancorp, Inc.
                                     (2001-present); and    and the Chairman and Chief Executive
                                                            Officer of Anchor Savings Bank /
                                     Director - Pax World   Anchor Bancorp (1989-1995).
                                     High Yield Fund,
                                     Inc. (1999-present).

------------------------------------ ---------------------- -------------------------------------- -----------------
Joy L. Liechty                       Director - Pax World   Ms. Liechty is a Client and Sales             2
1403 Ashton Court                    Balanced Fund          Advocate and sales conference
Goshen, IN  46526;                   (1991-present); and    planner with the Mennonite Mutual
(49)                                                        Aid (MMA) Association, a faith-based
                                     Director - Pax World   socially responsible investing
                                     Growth Fund, Inc.      financial services and insurance
                                     (1997-present).        institution located in Goshen,
                                                            Indiana. Ms. Liechty has been
                                                            associated with that organization
                                                            since 1976, serving as the Manager
                                                            of Client Services from 1980 to
                                                            1989, and in her current role since
                                                            1989.

------------------------------------ ---------------------- -------------------------------------- -----------------

------------------------------------ ---------------------- -------------------------------------- -----------------
Sanford C. Sherman  (3)              Director - Pax World   Mr. Sherman is a Trustee of the               2
91 Hillside Drive                    Balanced Fund, Inc.    Piscataqua Savings Bank, Portsmouth,
Portsmouth, NH  03801;               (1992-present); and    New Hampshire (1972-present) and the
(65)                                                        Chairman of the Piscataqua Savings
                                     Director - Pax World   Bank Trust Committee
                                     Growth Fund, Inc.      (1997-present). Mr. Sherman was the
                                     (1999-present).        Chief Executive Officer until
                                                            December 31, 2000, and was the
                                                            President and Chief Executive
                                                            Officer until December 31, 1999, of
                                                            the Piscataqua Savings Bank -
                                                            positions he held since April 1981.
                                                            For 21 years prior thereto, Mr.
                                                            Sherman held various other
                                                            positions with the bank, including
                                                            Vice President and Treasurer. Mr.
                                                            Sherman is also the Vice Chairman
                                                            of the Portsmouth Regional Hospital
                                                            Board of Trustees (1997-present).

------------------------------------ ---------------------- -------------------------------------- -----------------
Nancy S. Taylor                      Director - Pax World   Dr. Taylor is the President and a             2
600 Salem End Road                   Balanced Fund, Inc.    Minister of the Massachusetts
Framingham, MA  01702;               (1997-present); and    Conference of the United Church of
(47)                                                        Christ (2001-present).  Dr. Taylor
                                     Director - Pax World   previously served as a Senior
                                     Growth Fund, Inc.      Minister with the First
                                     (1997-present).        Congregational Church in Boise,
                                                            Idaho and has been associated with
                                                            that organization since 1992.  Prior
                                                            to that, Dr. Taylor was an Associate
                                                            Minister with the Immanuel
                                                            Congregational Church in Hartford,
                                                            Connecticut for approximately five
                                                            years.  Dr. Taylor was a co-founder
                                                            of Idaho Voices of Faith for Human
                                                            Rights, Inc. and of the Idaho Human
                                                            Rights Education Center, and served
                                                            as a director of the Ada County
                                                            Human Rights Task Force (1994-2001)
                                                            and the High Horizon Housing
                                                            Corporation (1992-2001).  Dr. Taylor
                                                            is also a member of the Board of
                                                            Directors of the Andover Newton
                                                            Theological School (2002-present)
                                                            and the Massachusetts Congregational
                                                            Fund (2002-present).

------------------------------------ ---------------------- -------------------------------------- -----------------
Esther J. Walls, M.L.S.              Director - Pax World   Ms. Walls was Associate Director of           3
Apartment 29-J                       Balanced Fund, Inc.    Libraries, State University of New
160 West End Avenue                  (1981-present);        York, Stony Brook, Long Island, NY
New York, NY  10023;                                        (1974- 1990).  Ms. Walls was also a
(76)                                 Director - Pax World   member of the Boards of Directors of
                                     Growth Fund, Inc.      UNICEF and the International
                                     (2002-present); and    Relations Committee of the American
                                                            Library Association.  In 1948, Ms.
                                     Director - Pax World   Walls was the first African American
                                     High Yield Fund,       woman at the University of Iowa to
                                     Inc. (1999-present).   be elected Phi Beta Kappa.

------------------------------------ ---------------------- -------------------------------------- -----------------

(1) Directors of the Fund are elected each year at the Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified.

(2) Designates a member of the Investment Committee of the Fund. The Investment Committee has the responsibility of overseeing the Fund's investments.

(3) Designates a member of the Audit Committee of the Fund. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

         Along with those Directors and Officers mentioned above, the following are Officers of the Fund.

-------------------------------------------------------------------------------------------------------------------
                                       Position(s) Held with the
                                       Pax World Funds; Term of            Principal Occupation(s) During Past 5
                                     Office(1) and Length of Time          Years and Other Directorships Held by
    Name, Address and Age                       Served                                  the Officer
-------------------------------------------------------------------------------------------------------------------
Anita D. Green                      Co-Treasurer - Pax World Balanced    Ms. Green serves as the Director of
c/o Pax World Management Corp.      Fund, Inc. (1998-present);           Social Research and Corporate Activity
222 State Street                                                         for the Pax World Funds and Pax World
Portsmouth, NH 03801-3853;          Assistant Treasurer  - Pax World     Management Corp. (1996-present) and was
(38)                                Growth Fund, Inc. (1997-present);    the Manager - Shareholder Services for
                                    and                                  the Pax World Funds and Pax World
                                                                         Management Corp. (1990-2000).  Ms. Green
                                    Assistant Treasurer - Pax World      is also a Co-Treasurer of Pax World
                                    High Yield Fund, Inc.                Management Corp. (1998-present).  Ms.
                                    (1999-present).                      Green is a member of the Board of
                                                                         Directors of the Social Investment Forum
                                                                         (SIF), the steering committee of the SIF
                                                                         International Working Group, and the
                                                                         advisory committee of the Shareholder
                                                                         Action Network.

----------------------------------- ------------------------------------ ------------------------------------------
Michelle L. Guilmette               Assistant Treasurer (1997-present)   Ms. Guilmette is the Broker/Dealer
c/o Pax World Management Corp.      and Assistant Secretary              Representative for the Pax World Funds
222 State Street                    (1999-present) - Pax World           and Pax World Management Corp.
Portsmouth, NH 03801-3853;          Balanced Fund, Inc.;                 (1999-present) and was a Shareholder
(29)                                                                     Services Representative for the Pax
                                    Assistant Secretary -  Pax World     World Funds and Pax World Management
                                    Growth Fund, Inc. (1999-present);    Corp. (1992-1999).
                                    and

                                    Assistant Secretary - Pax World
                                    High Yield Fund, Inc.
                                    (2000-present).

----------------------------------- ------------------------------------ ------------------------------------------

----------------------------------- ------------------------------------ ------------------------------------------
Janet Lawton Spates                 Co-Treasurer - Pax World Balanced    Ms. Spates is the Chief Financial
c/o Pax World Management Corp.      Fund, Inc. (1998-present);           Officer for the Pax World Funds and Pax
222 State Street                                                         World Management Corp. (1992-present).
Portsmouth, NH 03801-3853;          Assistant Treasurer - Pax World      Ms. Spates is also a Co-Treasurer of Pax
(32)                                Growth Fund, Inc. (1997-present);    World Management Corp. (1998-present).
                                    and

                                    Assistant Treasurer - Pax World
                                    High Yield Fund, Inc.
                                    (1999-present).

----------------------------------- ------------------------------------ ------------------------------------------
Lee D. Unterman                     Secretary - Pax World Balanced       Mr. Unterman is a Partner with the law
c/o Kurzman Karelsen & Frank, LLP   Fund, Inc. (1997-present);           firm of Kurzman Karelsen & Frank, LLP,
230 Park Avenue                                                          New York, NY (2000-present) and was a
New York, NY 10169;                 Secretary - Pax World Growth Fund,   Partner with the law firms of Bresler
(52)                                Inc. (1997-present); and             Goodman & Unterman, LLP (1997-2000) and
                                                                         Broudy & Jacobson, New York, NY
                                    Secretary - Pax World High Yield     (1988-1997).
                                    Fund, Inc. (1999-present).

----------------------------------- ------------------------------------ ------------------------------------------

(1) Officers of the Fund are elected each year at the Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified.


OWNERSHIP OF SHARES IN THE PAX WORLD FUND FAMILY

         The following table shows the amount of equity securities owned by each member of the Board of Directors of the Fund (i) in the Fund and (ii) in all registered investment companies in the Pax World Fund Family overseen by such member as of December 31, 2002:

--------------------------------------- -------------------------- -------------------------------
                                                                     Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                      Funds Overseen or to be
                                         Dollar Range of Equity      Overseen by the Nominee in
                                         Securities in the Fund      the Pax World Fund Family
--------------------------------------- -------------------------- -------------------------------
--------------------------------------- -------------------------- -------------------------------
         Interested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Thomas W. Grant                               _____                        _____
--------------------------------------- -------------------------- -------------------------------
Mr. Laurence A. Shadek                            _____                        _____
--------------------------------------- -------------------------- -------------------------------

--------------------------------------- -------------------------- -------------------------------
       Disinterested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Carl H. Doerge, Jr.                           _____                        _____
--------------------------------------- -------------------------- -------------------------------
Mr. James M. Large, Jr.                           _____                        _____
--------------------------------------- -------------------------- -------------------------------
Ms. Joy L. Liechty                                _____                        _____
--------------------------------------- -------------------------- -------------------------------
Mr. Sanford C. Sherman                            _____                        _____
--------------------------------------- -------------------------- -------------------------------
Dr. Nancy S. Taylor                               _____                        _____
--------------------------------------- -------------------------- -------------------------------
Ms. Esther J. Walls                               _____                        _____
--------------------------------------- -------------------------- -------------------------------

COMPENSATION OF DIRECTORS

         The Fund currently pays each of its interested directors a fee of $1,000, and each of its disinterested directors a fee of $2,000, for attendance at each meeting of the Board of Directors of the Fund. Members of the Board of Directors of the Fund are also reimbursed for their travel expenses for attending meetings of the Board of Directors. In addition, the Fund pays $1,000 to each member of its Audit Committee for attendance at each meeting of its Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as a member of the Board of Directors of the Fund.

         The following table sets forth certain information relating to all directors of the Fund and for each of the three highest paid executive officers of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

-------------------------------------- ------------------- ------------------ ------------------ -------------------
                                                                                                       Total
                                                              Pension or                         Compensation from
                                                              Retirement                          the Fund and the
                                           Aggregate       Benefits Accrued   Estimated Annual     Pax World Fund
                                       Compensation from    as Part of Fund     Benefits Upon      Family Paid to
     Name of Person and Position            the Fund           Expenses          Retirement          Directors*
-------------------------------------- ------------------- ------------------ ------------------ -------------------
-------------------------------------- ------------------- ------------------ ------------------ -------------------
        Interested Directors
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Thomas W. Grant                          _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Laurence A. Shadek                       _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------

-------------------------------------- ------------------- ------------------ ------------------ -------------------
       Disinterested Directors
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Carl H. Doerge, Jr.                      _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. James M. Large, Jr.                      _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Ms. Joy L. Liechty                           _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Sanford C. Sherman                       _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Dr. Nancy S. Taylor                          _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Ms. Esther J. Walls                          _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------

*The total compensation paid to such persons by the Fund and the Pax World Fund Family for the fiscal year ended December 31, 2002. The parenthetical number represents the number of investment companies (including the Pax World Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

         Director's fees paid by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2002 and travel expenses reimbursed by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2002 to members of the Board of Directors of the Fund are as follows:

                             Pax World Balanced    Pax World Growth      Pax World High       Pax World Money
                                 Fund, Inc.           Fund, Inc.        Yield Fund, Inc.     Market Fund, Inc.
                             ------------------    ----------------     ----------------     -----------------
Mr. Carl H. Doerge, Jr.            $_____               $_____               $_____           Not Applicable
Mr. Thomas W. Grant                $_____               $_____               $_____           Not Applicable
Mr. James M. Large, Jr.            $_____               $_____               $_____           Not Applicable
Ms. Joy L. Liechty                 $_____               $_____           Not Applicable       Not Applicable
Mr. Laurence A. Shadek             $_____               $_____               $_____           Not Applicable
Mr. Sanford C. Sherman             $_____               $_____           Not Applicable       Not Applicable
Dr. Nancy S. Taylor                $_____               $_____           Not Applicable       Not Applicable
Ms. Esther J. Walls                $_____               $_____               $_____           Not Applicable

         Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven one hundredths percent (25.07%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Fund to H. G. Wellington during 2001 and 2002 totaled $318,150 and $_____, respectively (32.7% and _____%, respectively, of total 2001 and 2002 commissions). Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2002. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant and Christopher H. Brown (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund's Board of Directors has determined that the Fund has three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held two
(2) meetings during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee(s) upon which they served.


PROPOSAL 2 -- TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

         The Board of Directors of the Fund, on the recommendation of the Audit Committee of the Board of Directors, has unanimously approved the selection of Ernst & Young LLP ("EY") as the independent public accountants of the Fund for the fiscal year ending December 31, 2003 and hereby seeks shareholder ratification of such selection. EY has advised the Fund that neither EY nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. At a meeting of the Board of Directors of the Fund held on March 13, 2003, the Board of Directors unanimously voted to terminate the retention of Pannell Kerr Forster, P.C. ("PKF") as the independent public accountants of the Fund as a result of the Board's concern about the accuracy of certain tax advice provided by PKF to the Fund and Pax World High Yield Fund, Inc. (the "High Yield Fund") in prior years. In particular, PKF caused the Fund to pay state income taxes to the State of New Hampshire for fiscal years 1991 through 2001, inclusive, and the High Yield Fund to pay such taxes to the State of New Hampshire for fiscal years 1999 through 2001, even though a statutory exemption was available. An application for a refund of those taxes has been made to the State of New Hampshire and the Fund and the High Yield Fund are also seeking reimbursement from PKF of the amount paid for those taxes. Shareholders should note that there have been no disagreements between the Fund and PKF on any matter of accounting principles or practices and PKF has never rendered an adverse or qualified opinion about the Fund's financials. Under the circumstances, however, and notwithstanding the fact that the Audit Committee of the Board of Directors and the Board of Directors of the Fund have been pleased, in general, with the services rendered by PKF to the Pax World Fund Family for the past twenty years, the Board of Directors of the Fund, acting upon the recommendation of the Audit Committee of the Board of Directors, felt it necessary and appropriate to seek new independent public accountants for the Fund. Representatives of EY and PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed the Fund by PKF for professional services rendered by PKF for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's interim reports was $_____.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. The aggregate fees billed the Fund, the Adviser and each entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund for professional services rendered by PKF for financial information systems design and implementation for the most recent fiscal year was $_____.

         ALL OTHER FEES. The aggregate fees billed the Fund, the Adviser and each entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund for services rendered by PKF, other than the services described under the captions "Audit Fees" and "Financial Information Systems Design and Implementation" for the most recent fiscal year was $_____.

         The Audit Committee of the Board of Directors of the Fund considered whether the provision of the services described under the captions "Audit Fees", "Financial Information Systems Design and Implementation", and "All Other Fees", above, is compatible with maintaining PKF's independence and determined that it was compatible.

         The percentage of the hours expended on PKF's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than PKF's full-time, permanent employees was
_____.


PROPOSAL 3 -- TO AMEND THE BY-LAWS OF THE FUND AND TO APPROVE CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST IN THE SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES (INCLUDING THE PAX WORLD MONEY MARKET FUND), WITHIN CERTAIN LIMITS

PROPOSAL

         The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

         Paragraph 4 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, currently prohibit the Fund, with certain exceptions, from investing any of its assets in the securities of other investment trusts or companies, other than the Pax World Money Market Fund.

         This proposal seeks shareholder approval of changes to the Fund's By-laws and these fundamental investment policies so as to permit the Fund to invest, to the extent permitted by law, in the securities of other registered investment companies (including the Pax World Money Market Fund) subject, however, to the following: the Fund may not invest in the securities of any registered investment company whose objective is to invest in securities of issuers primarily designed to support underlying community development activities targeted to serve low- and moderate- income individuals such as affordable housing and education (a "Community Development Issuer") if, as a result, the Fund would then have more than $500,000 invested in that particular Community Development Issuer or $1,000,000 in the aggregate in all Community Development Issuers held by the Fund.

         In particular, this proposal would amend Paragraph 4 of Article XXVII of the Fund's By-laws to provide as follows:

                  The Balanced Fund may not purchase the securities of any registered investment company whose objective is to invest in securities of issuers primarily designed to support underlying community development activities targeted to serve low- and moderate- income individuals such as affordable housing and education (a "Community Development Issuer") if, as a result, the Balanced Fund would then have more than $500,000 invested in that particular Community Development Issuer or $1,000,000 in the aggregate in all Community Development Issuers held by the Balanced Fund.

and Number 2 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Restrictions", to provide that the Fund may not:

                  2. purchase the securities of any registered investment company whose objective is to invest in securities of issuers primarily designed to support underlying community development activities targeted to serve low- and moderate- income individuals such as affordable housing and education (a "Community Development Issuer") if, as a result, the Fund would then have more than $500,000 invested in that particular Community Development Issuer or $1,000,000 in the aggregate in all Community Development Issuers held by the Fund.

REQUIRED VOTE; REASONS FOR DIRECTORS' APPROVAL

         The Board of Directors of the Fund considered the proposed changes to the Fund's By-laws and fundamental investment policies so as to permit the Fund to purchase the securities of other registered investment companies at a meeting held on March 13, 2003. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered that the Fund is, from time to time, unable to take advantage of certain potentially attractive investment opportunities due to the Fund's prohibition on purchasing the securities of other investment companies, other than the Pax World Money Market Fund. These opportunities included certain financial service companies that are either registered investment companies or affiliated with registered investment companies or were identified in connection with the Fund's commitment to assist in community development projects and its goal to invest approximately one percent of its assets in such projects.

         After review of the information and representations provided to them, the Directors determined that the proposed changes to the Fund's By-laws and fundamental investment policies would be in the best interest of the Fund and its shareholders. Accordingly, the Directors present at a meeting of the Board of Directors held on March 13, 2003 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund as required by the Fund's By-laws, the proposed changes to the Fund's By-laws and fundamental investment policies and recommends that the Shareholders similarly vote in favor.

RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S BY-LAWS AND FUNDAMENTAL INVESTMENT POLICIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE BY-LAWS OF THE FUND AND CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.


                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.


                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.


                              SHAREHOLDER PROPOSALS

         If a shareholder of the Fund wants to include a proposal in the Fund's proxy statement and form of proxy for presentation at the 2004 Annual Meeting of Shareholders, the proposal must be received by December [20], 2003 and must otherwise comply with the rules of the Securities and Exchange Commission relating to the submission of shareholder proposals. Proposals must be mailed to the Fund's principal executive offices at 222 State Street, Portsmouth, NH 03801-3853 Attention:
Secretary. A shareholder proposal not included in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders will be ineligible for presentation at that meeting.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                Name and Address of          Amount and Nature of
      Title of Class              Beneficial Owner           Beneficial Ownership           Percent of Class
      --------------            -------------------          --------------------           ----------------
Interested Directors and Officers

Common Stock                 Mr. Thomas W. Grant             _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Mr. Laurence A. Shadek          _____ shares of the Common          _____%
                                                             Stock of the Fund

Disinterested Directors and Officers

Common Stock                 Mr. Carl H. Doerge, Jr.         _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Mr. James M. Large, Jr.         _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Ms. Joy L. Liechty              _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Mr. Sanford C. Sherman          _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Dr. Nancy S. Taylor             _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Ms. Esther J. Walls             _____ shares of the Common          _____%
                                                             Stock of the Fund


                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         The Securities and Exchange Commission permits the delivery of a single set of annual reports and proxy statements to any household at which two or more shareholders reside, if the shareholders consent. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Fund's expenses.

         If you prefer to receive separate copies of the Fund's proxy statement or annual report, either now or in the future, the Fund will promptly deliver, upon your written or oral request, a separate copy of the proxy statement or annual report, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or telephoning the Fund at 1-800-767-1729. If you are currently a shareholder of the Fund sharing an address with another shareholder of the Fund and wish to have only one annual report and proxy statement delivered to your household in the future, please contact us at the same address or telephone number.


                             ADDITIONAL INFORMATION

         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

PROXY                                                                     PROXY


                          PAX WORLD BALANCED FUND, INC.
                                 C/O PFPC, INC.
                         800 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 12, 2003


         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD BALANCED FUND, INC.

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Balanced Fund, Inc. held on record by the undersigned on April 14, 2003, at the annual meeting of shareholders to be held on Thursday, June 12, 2003 or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                        VOTE BY TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER: 999 9999 9999 999

                                 NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                                 _______________________________________________
                                 Signature

                                 _______________________________________________
                                 Signature of joint owner, if any

                                 ________________________________________, 2003
                                 Date

                                 I plan to attend the Meeting   Yes [_]   No [_]


 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN
                             THE ENCLOSED PAMPHLET.

                          PAX WORLD BALANCED FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 12, 2003


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2, 3 AND 4 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.


                                    PROPOSALS

1.   To elect the following eight nominees as Directors of the Fund:

     01  Carl H. Doerge, Jr.   02  Thomas W. Grant      03  James M. Large, Jr.
     04  Joy L. Liechty        05  Laurence A. Shadek   06  Sanford C. Sherman
     07  Nancy S. Taylor       08  Esther J. Walls

               [ ]   FOR ALL

               [ ]   WITHHOLD ALL

               [ ]   FOR ALL EXCEPT

               To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line below:

               ------------------------------------------------------


2. To ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund.

            [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


3. To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest in the securities of other registered investment companies (including the Pax World Money Market Fund), within certain limits.

            [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


4. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

            [ ] FOR      [ ] AGAINST      [ ] ABSTAIN



                        PLEASE SIGN ON THE REVERSE SIDE.

                          YOUR PROXY VOTE IS IMPORTANT!

        AND NOW YOU CAN VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET.


IT SAVES MONEY! Telephone and Internet voting saves postage costs - savings that can help to minimize Fund expenses.

IT SAVES TIME!  Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY!  Just follow these simple steps:

     1.   Read your Proxy Statement and have it at hand.

     2. Call toll-free 1-800-597-7836 or go to website https://vote.proxy-direct.com.

     3.   Enter your 14 digit CONTROL NUMBER from your Proxy Card.

     4.   Follow the recorded or on-screen directions.

     5. Do NOT mail your Proxy Card when you vote by telephone or on the Internet.

                                I M P O R T A N T
                                -----------------


                       PLEASE SEND IN YOUR PROXY... TODAY!

Please sign and date the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to shareholders who have not responded.


                            COME AND MEET PAX WORLD!

We'd love to meet you! We invite you to join us for the Pax World Annual Shareholders Meeting on June 12, 2003 in Portsmouth, NH. Come and hear reports from the Chairman of the Board, President, Portfolio Managers and Director of Social Research.


                          (See other side for details.)

                      PAX WORLD ANNUAL SHAREHOLDERS MEETING


WHERE: Sheraton Harborside Hotel ~ 250 Market Street ~ Portsmouth, NH

WHEN: Thursday, June 12, 2003 - 9:45am - 1pm

WHEN YOU VOTE, PLEASE LET US KNOW IF YOU PLAN TO JOIN US FOR THE MEETING!

     o    Check the RSVP box on your Proxy Vote Card, or

     o Click on the RSVP box on the Proxy Vote website (details on the Proxy Vote Card), or

     o    RSVP when you vote by phone at 1-800-597-7836

                IF YOU PLAN TO VOTE YOUR SHARES AT THE MEETING,
YOU MAY RSVP BY CALLING US AT 1-800-767-1729 OR BY E-MAIL AT info@paxworld.com.

       PLEASE RSVP BEFORE JUNE 1ST. Continental Breakfast will be served.






                                      -2-